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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): February 10, 1998
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events

     American Express Company adopted Statement of Financial Accounting Standards(SFAS) No. 128, "Earnings per Share," effective for the quarter and year-ended December 31, 1997. SFAS No. 128 requires the presentation of basic and diluted earnings per common share (EPS) in the income statement. EPS amounts for each quarter in 1997 and 1996 and for each of the six years 1992 through 1997 are filed herein on Exhibit 99.



Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

           99 EPS table for each quarter in 1997 and 1996 and for each of the six years 1992 through 1997.












































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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)



                                            By /s/ Stephen P. Norman
                                               ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary









DATE:   February 10, 1998

























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                                  EXHIBIT INDEX


Item No.                           Description
--------                           -----------

 99 EPS table for each quarter in 1997 and 1996 and for each of the six years 1992 through 1997.



















































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